

Mundoval Fund
Global Value Investing

As of December 31, 2011

Investment Strategy
The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors
- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month -end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully

Geographic Diversification


45.2% Domestic
54.6% International
0.2% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

Mastercard, Inc.	4.61%
Google, Inc.	3.73%
Companhia De Bebidas	3.72%
Pfizer, Inc.	3.57%
Exxon Mobil	3.50%
General Electric Co.	3.40%
Munich Re Group	3.34%
Citigroup, Inc.	3.25%
Microsoft Corp.	3.21%
Hewlett Packard	3.19%

Industry Diversification

Financials	24.62%
Information Technology	20.55%
Health Care	20.29%
Telecommunication Services	11.71%
Energy	9.45%
Industrials	6.51%
Consumer Staples	3.72%
Consumer Discretionary	2.98%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	32
2011 PortfolioTurnover	44%
Net Assets (millions)	$12.12
Audited Expense Ratio	1.50%
No sales loads or distribution fees	

Average Annual Total Returns [2]


Mundoval Fund
MSCI World Index
-4.01%
-5.54%
9.74%
11.13%
-1.59%
-2.37%
3.75%
3.80%
1 Year
3 Year
5 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]


$16,000
$12,000
$8,000
$4,000
$0
$13,094
2004
2005
2006
2007
2008
2009
2010
2011

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $13,094 on 12/31/11. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.